UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 10, 2004

Commission File Number 000-23087

Startec Global Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	52-2099559
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

1151 Seven Locks Road Potomac, MD	20854
(Address of Principal Executive Offices)	(Zip Code)

(301) 610-4300
(Registrant’s telephone number, including area code)

Item 5.  Other Events.

Startec Global Communications Corporation, Startec Global Operating Company  and Startec Global Licensing  Company,  debtors-in-possession, in Chapter 11  Case Nos. 01-25013 DK, 01-25009 DK and 01-25010 DK, respectively, filed  monthly operating reports for the month ended December 31, 2003 thru  January 31,2004 with the United States Bankruptcy Court for the District of  Maryland Office of the United States Trustee, copies of which are filed  herewith as exhibits 99.1 thru 99.6 respectively. The Company is filing  this Current Report on Form 8-K, together with the aforementioned exhibits with  the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit  99.1 - Monthly  Operating Report of Startec Global  Communications  Corporation for the month ending December 31, 2003.

Exhibit  99.2 - Monthly  Operating  Report of Startec Global Operating  Company for the month ending December 31, 2003.

Exhibit  99.3 - Monthly  Operating  Report of Startec Global Licensing  Company for the month ending December 31, 2003.

Exhibit  99.4 - Monthly  Operating Report of Startec Global  Communications  Corporation  for the month ending January 31, 2004.

Exhibit  99.5 - Monthly  Operating  Report of Startec Global Operating  Company for the month ending January 31, 2004.

Exhibit  99.6 - Monthly  Operating  Report of Startec Global Licensing  Company for the month ending January 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company  has duly  caused  this  report to the  signed on its  behalf by the  undersigned  hereunto duly authorized.

For
Startec Global Communications Corporation
and as its Chief Financial Officer:

By:	/s/ Prabhav V. Maniyar

Date: March 10, 2004